UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 26, 2015

ENVIVIO, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35205	94-3353255
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

535 Mission Street, 27th Floor San Francisco, California	94105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 510-3400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE

As previously disclosed, on September 10, 2015, Envivio, Inc. (“Envivio”), Ericsson Inc., a Delaware corporation (“Parent”) and Cindy Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent (“Purchaser”) entered into an Agreement and Plan of Merger (the “Merger Agreement”).  The Merger Agreement provides that, subject to the terms of the Merger Agreement, Purchaser will commence a tender offer (the “Offer”) to purchase all of the outstanding shares (the “Shares”) of Envivio common stock, $0.001 par value per share, at a price of $4.10 per share, without interest and subject to any required withholding taxes (the “Offer Price”).

The Offer expired as scheduled one minute after 11:59 P.M., New York City time, on October 26, 2015 (the “Expiration Date”) and was not extended.  American Stock Transfer & Trust Company, LLC, the depositary for the Offer (the “Depositary”), advised Parent and Purchaser that, as of the Expiration Date, a total of 26,326,855 Shares had been validly tendered and not properly withdrawn from the Offer, which tendered Shares represented approximately 93% of the Shares currently outstanding.  All conditions to the Offer having been satisfied, Purchaser accepted for payment all such Shares validly tendered and not properly withdrawn prior to the Expiration Date, and payment for such Shares is being made to the Depositary, which will act as the paying agent for tendering Company stockholders for the purpose of receiving payments for tendered Shares and transmitting such payments to tendering Company stockholders whose Shares have been accepted for payment, in accordance with the terms of the Offer.

Following consummation of the Offer, the remaining conditions to the merger of Purchaser with and into Envivio (the “Merger”) set forth in the Merger Agreement were satisfied, and on October 27, 2015, Parent completed its acquisition of Envivio by consummating the Merger, without a meeting of stockholders of Envivio in accordance with Section 251(h) of the General Corporation Law of the State of Delaware (“Delaware Law”), with Envivio continuing as the surviving corporation (the “Surviving Corporation”).  At the effective time of the Merger (the “Effective Time”), each Share then outstanding was converted into the right to receive cash in an amount equal to the Offer Price (other than (i) Shares held in the treasury of Envivio, (ii) Shares owned of record by Parent or any of its direct or indirect wholly owned subsidiaries, including Purchaser and (iii) Shares in respect of which appraisal rights have been properly demanded (and not withdrawn or lost) in accordance with the Delaware Law in connection with the Merger).  At the Effective Time, (a) all vested but unexercised options automatically and without any required action on the holder’s part were canceled and converted into the right to receive (without interest) an amount in cash (less any applicable withholding taxes) equal to the product of (x) the excess, if any, of the Offer Price over the exercise price per share of such stock option, and (y) the number of Shares underlying such stock option, and (b) all vested outstanding RSUs automatically and without any required action on the holder’s part were canceled and converted into the right to receive (without interest), an amount in cash (less any applicable withholding taxes), equal to the product of the Offer Price and the number of Shares underlying such RSU immediately prior to the Effective Time As a result of the Merger, Envivio became a wholly-owned subsidiary of Parent.

Purchaser paid a total of approximately $123 million in the Offer and Merger and funded the payments required to complete the Offer and the Merger with cash on hand.

The foregoing description of the Merger Agreement and related transactions does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to Envivio’s Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 10, 2015 and is incorporated herein by reference.  All capitalized terms used herein and not otherwise defined have the meaning given to such terms in the Merger Agreement.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosure under the Introductory Note and Item 3.01 is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 27, 2015, Envivio (i) notified the NASDAQ Stock Market LLC (“NASDAQ”) of the consummation of the Merger and (ii) requested that NASDAQ (x) halt trading in the Shares for October 27, 2015 and suspend trading of the Shares effective October 27, 2015 and (y) file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Envivio intends to file with the SEC a certification on Form 15 under the Exchange Act, requesting the suspension of Envivio’s reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to the Shares.

Item 3.03 Material Modification to Rights of Security Holders.

The disclosure under the Introductory Note, Item 3.01 and Item 5.03 is incorporated herein by reference.

Item 5.01 Changes in Control of Registrant.

The disclosure under the Introductory Note and Item 3.01 is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Merger Agreement, at the Effective Time, Julien Signès, Michael LaJoie, Corentin du Roy de Blicquy, Marcel Gani, Edward Gilhuly, Terry D. Kramer and R. David Spreng each resigned and ceased to be directors of Envivio and members of any committee of Envivio’s Board of Directors. These resignations were not a result of any disagreement between Envivio and the directors on any matter relating to Envivio’s operations, policies or practices.

Pursuant to the Merger Agreement, at the Effective Time, John Moore and Jurgen Arts were appointed as the directors of the Surviving Corporation.  Information regarding the new directors has been previously disclosed in Schedule 1 of the Offer to Purchase as filed with the Tender Offer Statement on Schedule TO, originally filed by the Purchaser on September 28, 2015.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year.

Pursuant to the terms of the Merger Agreement, at the Effective Time, Envivio’s certificate of incorporation was amended and restated in its entirety. A copy of Envivio’s Amended and Restated Certificate of Incorporation is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Pursuant to the terms of the Merger Agreement, at the Effective Time, Envivio’s bylaws were amended and restated in their entirety. A copy of Envivio’s Amended and Restated bylaws is included as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01                   Regulation FD Disclosure.

On October 27, 2015, Purchaser issued a press release announcing the expiration and preliminary results of the Offer and the consummation of the Merger. A copy of this press release is included as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01                   Financial Statements and Exhibits.

(d)              Exhibits

Exhibit Number	Description

2.1

Agreement and Plan of Merger by and between Envivio, Inc., Ericsson Inc. and Cindy Acquisition Corp. dated September 10, 2015 (incorporated by reference to Exhibit 2.1 to Envivio’s Current Report on Form 8-K filed with the SEC on September 10, 2015).

3.1	Amended and Restated Certificate of Incorporation of Envivio, Inc., dated as of October 27, 2015.

3.2	Amended and Restated Bylaws of Envivio, Inc., dated as of October 27, 2015.

99.1

Press Release of Ericsson Inc. dated October 27, 2015 (incorporated by reference to Exhibit (a)(5)(i) to the Amendment No. 3 to the Schedule TO of Ericsson Inc. and Cindy Acquisition Corporation, filed with the SEC on October 27, 2015).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIVIO, INC.

Date: October 27, 2015	By:	/s/Erik Miller

		Name:	Erik Miller
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1

Agreement and Plan of Merger by and between Envivio, Inc., Ericsson Inc. and Cindy Acquisition Corp. dated September 10, 2015 (incorporated by reference to Exhibit 2.1 to Envivio’s Current Report on Form 8-K filed with the SEC on September 10, 2015).

3.1	Amended and Restated Certificate of Incorporation of Envivio, Inc., dated as of October 27, 2015.

3.2	Amended and Restated Bylaws of Envivio, Inc., dated as of October 27, 2015.

99.1

Press Release of Ericsson Inc. dated October 27, 2015 (incorporated by reference to Exhibit (a)(5)(i) to the Amendment No. 3 to the Schedule TO of Ericsson Inc. and Cindy Acquisition Corporation, filed with the SEC on October 27, 2015).